KBW Boston Bank Conference March 1, 2011 * * * * * Exhibit 99.1 * * * * * * * * *

Forward Looking Statement
Certain comments made in the course of this presentation by People’s United Financial are forward-looking in nature
These include all statements about People’s United Financial’s operating results or financial position for periods ending or on dates occurring after December 31, 2010 and usually use words such as “expect”, “anticipate”,
“believe”, and similar  expressions.  These comments represent management’s current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People’s United Financial’s actual results or financial condition to differ materially from those expressed in or implied by such statements.
Factors of particular importance to People’s United Financial include, but are not limited to: (1) failure of People’s
United Financial and Danvers Bancorp to satisfy the closing conditions in the merger agreement in a timely manner or at all; (2) failure of the shareholders of Danvers Bancorp to approve the merger agreement; (3) failure to obtain governmental approvals for the merger; (4)  disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; (5) costs or difficulties related to the integration of the businesses following the merger with
Danvers Bancorp and recent acquisitions; (6) changes in general, national or regional economic conditions; (7) the risk that the anticipated benefits, cost savings and any other savings from the merger may not be fully realized or may take longer than expected to realize (8) changes in loan default and charge-off rates; (9) reductions in deposit levels necessitating increased borrowings to fund loans and investments; (10) changes in interest rates or credit availability; (11) possible changes in regulation resulting from or relating to the recently enacted financial reform legislation; (12) changes in levels of income and expense in noninterest income and expense related activities; (13)
competition and its effect on pricing, spending, third-party relationships and revenues.

Corporate Overview
Snapshot, as of December 31, 2010
1842 Founded:
518 ATMs:
339 Branches:
$17.9 billion Deposits:
$17.5 billion Loans:
$25.0 billion Assets:
$4.7 billion Market Capitalization (2/25/11)
NASDAQ (PBCT) People’s United Financial, Inc.

3 Primary Objectives Optimize the existing business + Deploy capital in high risk-adjusted return initiatives Return the franchise to >1.25% ROAA

Strengthening the Leadership Team
Executive Management Committee Changes
Name Position As of:
Years in
Banking
Professional
Experience
Kirk Walters
SEVP &
CFO, Director
Mar. 2011 25
Sovereign, Chittenden,
Northeast Financial
Jeff Tengel
SEVP & Head of
Commercial Banking
Jan. 2011 30+
People’s United Bank,
NationalCity
Jack Barnes *
President & CEO,
Director
July 2010 30+
People’s United Bank (SEVP,
CAO), Chittenden Bank, FDIC
Dave Norton
SEVP &
Chief HR Officer
Oct. 2009 1
New York Times, Starwood,
PepsiCo
Chantal Simon
SEVP &
Chief Risk Officer
May 2009 20+ Merrill Lynch US Bank Entities
Prospective Additions to Board of Directors
Name Position As of:
Years in
Banking
Professional
Experience
Kirk Walters
SEVP &
CFO, Director
Mar. 2011 25
Sovereign, Chittenden,
Northeast Financial
Kevin Bottomley Director
Upon
completion of
merger
30+
Danvers Bancorp, Boston
Private, 1
st
National Bank of
Boston, Banker’s Trust
* Became interim President & CEO in April 2010

5 Deepening Presence in NYC Metro and Boston MSA

Connecticut

		Branches	$BN	%
1	B of A	166	20.7	21.7
2	Webster	136	11.5	12.1
3	**People's United**	**162**	**9.7**	**10.1**
4	Wells Fargo	76	8.3	8.6
5	TD Bank	80	5.2	5.5
6	First Niagara	74	4.9	5.1
7	JPM Chase	49	3.9	4.0
8	Liberty	42	2.7	2.8
9	RBS	51	2.6	2.8
10	Citi	20	2.2	2.3

Massachusetts

		Branches	$BN	%
1	B of A	280	44.2	24.2
2	RBS	257	24.5	13.4
3	Santander	230	13.6	7.4
4	TD Bank	159	3.7	4.3
5	Eastern	96	6.2	3.4
6	Independent	70	3.7	2.0
7	**People's United**	**59**	**3.6**	**2.0**
8	Middlesex	33	3.6	2.0
9	Boston Private	9	2.4	1.3
10	Berkshire Hills	37	2.0	1.2

Vermont

		Branches	$BN	%
1	**People's United**	**46**	**2.6**	**24.3**
2	TD Bank	37	2.0	18.5
3	Merchants	34	1.0	9.8
4	RBS	24	0.8	8.0
5	KeyCorp	13	0.8	7.7
6	Northfield	13	0.5	4.4
7	Community	14	0.4	3.6
8	Union	13	0.3	3.3
9	Passumpsic	7	0.3	3.1
10	Berkshire Hills	7	0.3	2.8

New York

		Branches	$BN	%
1	JPM Chase	811	237.4	34.3
2	Citi	261	36.6	7.9
3	HSBC	377	35.9	7.9
4	B of A	380	55.2	6.6
5	Capital One	290	32.6	3.9
6	M&T	273	23.5	2.8
7	Wells Fargo	87	20.4	2.4
8	TD Bank	203	18.9	2.3
9	KeyCorp	223	15.2	1.8
10	Astoria	85	11.2	1.3
37	**People's United**	**38**	**2.2**	**0.3**

New Hampshire

		Branches	$BN	%
1	RBS	82	6.9	26.3
2	TD Bank	74	4.8	18.2
3	B of A	35	4.6	17.5
4	**People's United**	**33**	**1.4**	**5.2**
5	LSB Financial	20	0.8	3.2
6	Santander	20	0.8	3.1
7	Northway	19	0.6	2.5
8	New Hamp. Thrift	19	0.6	2.3
9	Centrix	6	0.5	2.1
10	Meredith Village	11	0.5	1.8

Maine

		Branches	$BN	%
1	TD Bank	57	3.2	15.0
2	KeyCorp	61	2.7	12.7
3	B of A	35	1.7	8.0
4	Bangor Bancorp	57	1.7	7.9
5	Camden National	38	1.6	7.3
6	First Bancorp	14	0.9	4.5
7	Machias	13	0.8	3.9
8	**People's United**	**31**	**0.8**	**3.9**
9	Norway	21	0.7	3.3
10	Bar Harbor	13	0.7	3.1

People's United Financial, Inc.

Strong Pro Forma Deposit Market Position
Deposits of $20.2BN
#1 in Fairfield County, CT, 64 branches, $5.4BN, 17.8% market share
#2 in Essex County, MA, 24 branches, $2.0BN, 12.3% market share
Source: SNL Financial

7 7
Low Cost of Deposits
Publicly Traded Banks, $5BN < Assets <$100BN
Source: SNL Financial
Total Cost of
Assets ($BN) Deposits (%)
Company Name City State 2010Q4 2010Q4
1 M&T Bank Corporation Buffalo NY 68.0 0.35
2 First Niagara Financial Group, Inc. Buffalo NY 21.1 0.51
3 People's United Financial, Inc. Bridgeport CT 25.0 0.64
4 NBT Bancorp Inc. Norwich NY 5.3 0.64
5 Boston Private Financial Holdings, Inc. Boston MA 6.2 0.69
6 Community Bank System, Inc. De Witt NY 5.4 0.70
7 Webster Financial Corporation Waterbury CT 18.0 0.70
8 Valley National Bancorp Wayne NJ 14.1 0.72
9 New York Community Bancorp, Inc. Westbury NY 41.2 0.84
10 Provident Financial Services, Inc. Jersey City NJ 6.8 0.85
11 National Penn Bancshares, Inc. Boyertown PA 8.8 0.85
12 Fulton Financial Corporation Lancaster PA 16.3 0.86
13 First Commonwealth Financial Corporation Indiana PA 5.8 0.93
14 NewAlliance Bancshares, Inc. New Haven CT 9.0 0.94
15 Signature Bank New York NY 11.7 0.95
16 Susquehanna Bancshares, Inc. Lititz PA 14.0 1.02
17 Northwest Bancshares, Inc. Warren PA 8.1 1.18
18 Investors Bancorp, Inc. (MHC) Short Hills NJ 9.6 1.38
19 Hudson City Bancorp, Inc. Paramus NJ 61.2 1.38
20 Astoria Financial Corporation Lake Success NY 18.1 1.41
21 F.N.B. Corporation Hermitage PA 9.0 NA

8 Net Interest Margin 8 3.19% 3.47% 3.68% 3.73% 3.85% Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

2006-2010
0.28
0.57
1.74
2.10
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
PBCT Peer Group Mean Top 50 Banks
Asset Quality
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings

2006-2010
2.07
2.18
4.86
4.72
0.00
1.00
2.00
3.00
4.00
5.00
6.00
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
PBCT Peer Group Mean Top 50 Banks by Assets
Asset Quality
NPAs / Loans & REO* (%)
Source: SNL Financial and Company filings
*
Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets;
acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement

Focused on Revenue Synergies Throughout the Franchise
By Pursuing Best Practices in All Markets
Northern New England
Retail Banking and Brokerage
Enhance our industry leading loyalty by initiating a New Customer Experience program –
on-boarding and retention focused
Invest in securities and life insurance licensing, product and sales training in retail bank
Introduced People’s Securities brokerage model
Objective is to increase cross-selling to 4.6 products and services per customer (the current level in Southern NE franchise) from 3.6 products and services (the current level in
Northern NE franchise)
Upper Middle-Market Commercial Banking
Larger corporate lending capabilities >$25MM per loan
Insurance brokerage capability
Southern New England
Build out small business capabilities
Market business services: payroll processing, merchant services, business credit card,
401k administration
Emphasize private banking and wealth management

< 20 Employees

0.2%
428,577
2.4%
88,538
6.3%
35,052
17.8%
20,811
150,000
120,000
90,000
60,000
30,000
0
NY Metro*
Boston
Central CT**
Bridgeport / Stamford

< 500 Employees

0.2%
471,661
2.4%
101,633
6.3%
40,880
17.8%
23,630
150,000
120,000
90,000
60,000
30,000
0
NY Metro*
Boston
Central CT**
Bridgeport / Stamford

> 500 Employees

0.2%
4,184
2.4%
2,605
6.3%
2,118
17.8%
1,027
4,500
3,600
2,700
1,800
900
0
NY Metro*
Boston
Central CT**
Bridgeport / Stamford

Number of firms by size

Commercial Market Opportunity by MSA
Source: SBA firms and employment by MSA 2007
* NY Metro area includes New York, Northern New Jersey, and Long Island MSA
** Central Connecticut includes New Haven and Hartford MSAs
Pro Forma Deposit Market Share
People’s United is growing in NYC Metro and Boston Metro,
areas rich with potential commercial, non-commodity relationships

New Markets
Boston
~75% of economic activity within New England takes place inside the Rt. 128 loop.  Boston MSA has a population of ~4.5MM
In just two months our two de novo branches have gathered $33MM in deposits
70% are non-CDs
23% are commercial deposits
Expanded commercial lending efforts are progressing well
$78MM in loan balances targeted by year end 2011
1Q11 balances will likely total >$50MM
Recent commitments average ~$10MM
Borrower industries include: food distribution and healthcare
Pipeline is strong

New Markets
Boston / Danvers Bancorp
Danvers - An excellent platform for commercial loan growth
Boston is the second largest MSA within our footprint behind New York
City MSA
49% of Danverbank’s loans are C&I loans
Adds 23 commercial lenders to the 10 we now have based in Boston MSA
Asset-based lending unit can be expanded significantly
Complements our existing Massachusetts and New Hampshire footprint
Danvers Timing Update
Transaction expected to close late 2Q10

New Markets
Long Island
If Long Island were a state it would rank 12
th
in population (~7.5MM) and 1
st
in population density
Since our acquisition closed, core deposits have grown 4% or $60MM
(excluding municipal deposits and CDARS)
C&I Lending is progressing well
Expect >$20MM in loans outstanding by end of first quarter
Regional manager in place, recently hired an experienced in-market
C&I lender and 2 experienced in-market small business lenders
Actively meeting with companies and professionals in the business community
Deepening our understanding of the existing CRE portfolio
Significant investor and related party interest in legacy Smithtown non-
performers

Capital Deployment
Acquisition activity is focused on New England and the Mid-Atlantic
Building relationships with banks $1BN - $20BN in asset size
Maintaining price discipline in light of challenging industry conditions
Effectively deploying capital via organic loan growth - “new markets and new products”
Repurchased $191MM of stock in 2010 at a weighted average price of $13.35
In January 2011, Board authorized a new share repurchase program for another 5% of shares outstanding
Volume of repurchases constrained by SEC regulations due to stock issuance in Danvers Bancorp deal – expected to close in late 2Q11
Our dividend yield is ~4.7%

Acquisition Discipline
Geographic and/or product/service fit with existing franchise
Potential for significant revenue synergies
Preference for relationship-based, commercially oriented franchises
Valuation models are based on:
Thorough due diligence including detailed loan file review
Conservative credit marks, cost savings and profitability
assumptions
Valuation models do not include revenue synergies
Financial Hurdles:
IRR must exceed 15%
Cash on cash returns of ~10% or greater
Deal-specific TBV dilution earn back period of less than 10 years

Loans ($Bn)
Loans per Share
Gross Loans ($Bn)
Loans per share

Deposits ($Bn)
Deposits per Share
Deposits ($Bn)
Deposits per share

People's United Financial, Inc.

18 Loans Deposits Growing Future Earnings Per Share Loans and Deposits per Share * Pro forma for FIF acquisition * *Pro forma for SMTB & LSBX acquisitions ** *Pro forma for DNBK acquisition

Summary
Premium brand built over 169 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strengthened leadership team
Low cost of deposits
Strong net interest margin
Superior asset quality
Focus on non-commodity/relationship based lending
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Efficiently growing loans and deposits per share
Significantly more asset sensitive than peers
Pro forma tangible common equity ratio of 12.0%
Sustainable Competitive Advantage

Q & A * * * * * * * * * * * * *

APPENDIX * * * * * * * * * * * *

Completed October 2009
Loans $263M
Deposits $415M
Danvers Bancorp - Overview
ROAA 0.71
ROAE 6.7
Net Interest Margin 3.53
Efficiency Ratio 67.0
TCE / TA 8.94
NPA / (Loans + OREO) 0.83
LLR / Loans 1.00
LTM NCO / Avg. Loans 0.12
Select Balance Sheet Ratios (%)
Profitability (%)
Source: SNL Financial
Financial data as of 12/31/2010
Headquarters Danvers, MA
Established March 1850
Branches 28
Conversion Date 12/13/2007
Overview
Recent  Acquisition: Beverly National Bank
Chairman, President & CEO  Kevin T. Bottomley
EVP & COO James J. McCarthy
EVP & Chief Lending Officer John O’Neill
Executive VP & CFO L. Mark Panella
Executive Management
Assets $2,853
Net Loans 1,768
Deposits 2,100
Tangible Common Equity 252
Balance Sheet ($MM)

NPAs / Loans + OREO (%)

5.00
3.75
2.50
1.25
0.00
1.06
1.44
4.01
1.01
1.74
4.22
1.23
2.01
3.90
1.10
2.18
3.98
0.83
2.07
3.94
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
Danvers Bancorp
People's United Financial, Inc.
Top 50 Banks

NCOs / Average Loans (%)

2.40
1.80
1.20
0.60
0.00
0.25
0.38
2.08
0.09
0.26
1.80
0.14
0.46
2.08
0.15
0.57
1.95
0.08
0.28
1.74
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
Danvers Bancorp
People's United Financial, Inc.
Top 50 Banks

People's United Financial, Inc.

Danvers Bancorp - Exceptional Asset Quality
Source: SNL Financial
Note:   PBCT Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement

People’s United / Danvers Bancorp - Pro Forma Impact
* PBCT financials as of 12/31/2010; DNBK financials as of 12/31/2010
** Balance sheet figures do not include the impact of purchase accounting adjustments
^ Pro forma levels at estimated close of transaction
PBCT* DNBK* Pro Forma**
Assets ($Bn) 25.0 2.9 27.9
Loans ($Bn) 17.5 1.8 19.3
Deposits ($Bn) 17.9 2.1 20.0
Branches 341 28 369
Tangible common equity ratio 14.1% ~12.0%
Tangible book value per share $9.30 ~$8.67
2012 operating EPS accretion ~$0.08
TBV dilution value earn back period ~7 years
Internal rate of return
>15%
^
^

We expect that interest rates will not rise in 2011. However, we do expect rates to rise in 2012 and beyond
Given short term interest rates are so low and are expected to remain low this year, we have again added to our securities portfolio
For Q3 2010 we were 3.0x as asset sensitive as our peers
For every 100bps increase in the Fed Funds rate, our net interest income will increase by ~$40MM on an annualized basis
Notes:
1. Analysis is as of 9/30/10 filings
2. Data as of 9/30/10 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 9/30/10 filings, where exact +200bps shock up scenario data was not  provided PBCT interpolated based on data disclosed
People’s United - Current Asset Sensitivity
Net Interest Income at Risk
1
Analysis involves PBCT estimates, see notes below
Lowest Amongst Highest Amongst Core PBCT Multiple to
Scenario Our Peers Our Peers Peer Median PBCT Peer Median
Shock Up 100bps 2
-0.6% 4.8% 2.0% 6.0% 3.0x
Shock Up 200bps
3
0.4% 9.6% 4.4% 13.3% 3.0x
Change in Net Interest Income

Peer Group
Company Name Ticker State
1 Associated Banc-Corp ASBC WI
2 Astoria Financial Corporation AF NY
3 BOK Financial Corporation BOKF OK
4 City National Corporation CYN CA
5 Comerica Incorporated CMA TX
6 Commerce Bancshares, Inc. CBSH MO
7 Cullen/Frost Bankers, Inc. CFR TX
8 First Horizon National Corporation FHN TN
9 Flagstar Bancorp, Inc. FBC MI
10 Fulton Financial Corporation FULT PA
11 Hudson City Bancorp, Inc. HCBK NJ
12 M&T Bank Corporation MTB NY
13 Marshall & Ilsley  Corporation MI WI
14 New York Community Bancorp, Inc. NYB NY
15 Synovus Financial Corp. SNV GA
16 TCF Financial Corporation TCB MN
17 Valley National Bancorp VLY NJ
18 Webster Financial Corporation WBS CT
19 Zions Bancorporation ZION UT

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com * * * * * * * * * * * * * * * *